Exhibit 99.1

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PRIMEDIA

Seizing the Targeted Media Opportunity

June, 2005

[LOGO]

Forward Looking Statements

This presentation contains forward-looking statements as that term is used under the Private Securities Litigation Act of 1995.  These forward-looking statements are based on the current assumptions, expectations and projections of the Company’s management about future events. Although the assumptions, expectations and projections reflected in these forward-looking statements represent management’s best judgment at the time of this presentation, the Company can give no assurance that they will prove to be correct. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company’s filings with the Securities and Exchange Commission, may cause results of the Company to differ materially from those anticipated in these forward-looking statements.  Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These forward-looking statements are subject to risks and uncertainties and, therefore, actual results may differ materially. The Company cautions you not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.  All references to “Company” and “PRIMEDIA” as used throughout this presentation refer to PRIMEDIA Inc. and its subsidiaries.

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Targeted Media
A Significant Business Opportunity

“Mass advertising (and its dependent media) is in peril.  Yet, the opportunity for advertisers and targeted media has never been brighter.”

—Bernstein Research, May, 2004

“In advertising, 2005 will be the year of the sharpshooter.”

—“Why Big Bucks Are Chasing Targeted Media”
BusinessWeek, January, 2005

Consumers Seek Content With Highest Relevance

Alabama Arkansas California Florida Georgia Great Plains Illinois Indiana Iowa Kentucky Louisiana Michigan Mid-Atlantic Minnesota Mississippi	[GRAPHIC] [GRAPHIC] [GRAPHIC] [GRAPHIC] [GRAPHIC] [GRAPHIC] [GRAPHIC]	Missouri New England New York North Carolina Ohio Oklahoma Pennsylvania Rocky Mountain South Carolina Tennessee Texas Virginia Washington-Oregon West Virginia Wisconsin

State/Region-Specific Game & Fish Outsells All Other
Outdoor Publications on Newsstand 2-to-1

Enthusiast Media (55% of 2004 Revenue)

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

120+ Publications	115+ Web sites	100+ Events	10+ TV Programs	300+ Branded Products

15+ Million Avg. Monthly Circulation	10+ Million Monthly Unique Visitors	2+ Million Attendees	89+ Million Annual Impressions	100+ Licensees

Most Ad Pages of Any U.S. Publisher, 72% More Than Closest Competitor

Improving Publication Quality
Redesign Program Catalyst for Growth

Newsstand Results From Five Issues Post-Redesign	[GRAPHIC]	[GRAPHIC]

Ad Page Gains	+25%	+22%

Copies Sold	+17%	+28%

6 Redesigns in 2004.  30 Planned for 2005.

Improving and Leveraging Online

[GRAPHIC]

Online Delivers:

•        Ad Revenue

•        Subscriber Acquisition

•        E-commerce

2004 Results Ex-About.com:

Page Views +29%

Revenue

Without Pay-per-Click +30%

With Pay-per-Click +38%

Extending Brands To New Products

[GRAPHIC]

[GRAPHIC]

[GRAPHIC]

[GRAPHIC]

Deal Size Doubling

Annual Guarantees Tripling

1Q05 Licensing Revenue +69%

PRIMEDIA’s Dominance in Male 18-34 Market
Attracting Non-Endemic Advertisers

New or incremental advertisers…	that are targeting the 18-34 male audience.

[LOGO] [LOGO]	[CHART] Millions of Male 18-34 Readers
[LOGO] [LOGO] [LOGO]	Source: Audience shown is the gross sum of 2004 Fall MRI measured readership for each company’s magazines and DJG estimates of unmeasured magazine readership based on industry norms.

PRIMEDIA’s 2004 Non-Endemic Advertising Revenue +15%

Consumer Guides (23% of 2004 Revenue)

[GRAPHIC]  [GRAPHIC]  [GRAPHIC]  [GRAPHIC]

Largest Publisher and Distributor of Consumer Guides

Distribution is Key Competitive Differentiator

[LOGO]	•	DistribuTech has more locations (49,000+) than competitors combined

[GRAPHIC]	•	More DistribuTech racks in retail locations (16,000+) than competitors combined

	•	Leading U.S. retailers under contract

	•	Over 95% of contracts with retail chains are exclusive agreements

Apartment Guide:  30 Years of Growth

#1 in 72 of 75 Markets.  Most recognized name in industry.

	ADVERTISER LISTINGS		•	Apartment Guide typically delivers 30% of a community’s leases (advertisers’ largest lease source).
[GRAPHIC]
PRINT DISTRIBUTION	20,000 Listings	ONLINE DISTRIBUTION	•	If a community receives 50 prospective tenants/month...
[GRAPHIC]	[GRAPHIC]	[GRAPHIC]		...and 10 were from Apartment Guide...
24 Million Circulation		340 Million Page Views
16,000 Retail Locations		15 Million unique Users		...12 leases were signed...
90% Advertiser Renewal Rate
...and 4 were from Apartment Guide...

...if the community paid $900/month to advertise in Apartment Guide...

...the cost-per-lease is $225, significantly lower than almost all competitors.

If rent is $1K/month and tenant stays 18 months, $225 investment generates $18K for community.

Growth From New Products

[GRAPHIC]

1Q05 revenue +25.6%

Currently 25 publications

[GRAPHIC]

Launched 2004
$9 million revenue run rate as of May, 2005

Currently 6 publications

DistribuTech provides unmatched competitive advantages.

Business Information (18% of 2004 Revenue)

Connecting buyers and sellers in 18 industries with 70+ magazines,
100+ Web sites, 25+ events, and 50+ subscription data products

[GRAPHIC]

Revenue Turnaround

From			To
2003 vs. 2002			2004 vs. 2003
Gaining
Electrical			Electrical	Automotive
Power			Mining	Trucking
			Electronic	Information Products
			Printing & Packaging	Agriculture
			Communications	Exhibitions
Financial Services
Real Estate

Flat
Meetings
Declining
Automotive	Information Products		Marketing
Marketing	Public Services		Power
Meetings	Apparel		Apparel
Real Estate	Agriculture		Entertainment
Mining	Electronic		Public Services
Exhibitions	Entertainment
Financial Services	Printing & Packaging
Trucking	Communications

Seizing the Business-to-Business Opportunity
Example: The DIRECT Franchise	U.S. B2B Direct Marketing
$1 Billion Spent Annually

Print
•	DIRECT Magazine	[GRAPHIC]
•	DIRECT Resource Package
•	Subscriber Lists

Online
•	DIRECT Newsline
•	DIRECT Listline
•	DIRECT Searchline
•	DIRECTips
•	Chief Marketer
•	Directmag.com
•	ListFinder
•	DIRECT Webinars
•	DIRECT E-Reports
•	DIRECT Resource Package
•	Subscriber Lists

Conference and Exhibition Series
•	National Center for Database Marketing Conferences (NCDM)

Revenue Growth Online
•	Lead generation
•	Daily news
•	Product reviews	[GRAPHIC]
•	Downloadable spec sheets
•	1Q05 online revenue +70%

Revenue Growth From Subscription Data

•	Transforming separate sites and databases into integrated ‘Whole View’	[GRAPHIC]
•	Subscription pricing 17-25% higher

Education (5% of 2004 Revenue)

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•                  Improve advertising category management

•                  Leverage infrastructure

[LOGO]

•                  Provide digital delivery

•                  Enhance marketing capabilities

[LOGO]

•                  Maximizing strategic partnership with Mass General Hospital

•                  2005 advance bookings exceed 2004 total revenue

Improving Financial Strength

•                  Net debt and preferred stock reduced nearly $1 billion since September 30, 2001. Reduced multiple of net debt and preferred to Segment EBITDA to 7 from 12.

•                  Turned FCF-positive in 2004.

•                  Deleveraging following About.com sale improved free cash flow  $27 million on annualized basis.

•                  Blended cost of debt and preferred 7.4%, 65% fixed-rate.

•                  No significant near-term debt maturities.

•                  Ample unused bank facilities.

•                  $1.7 billion net operating and capital loss carryforwards as of 12/31/04, not counting About.com transaction.

Summary

•                  Targeted media is a significant opportunity.
PRIMEDIA is best-positioned to seize this opportunity.

•                  2003/2004: Lots of challenges.  2004/2005: Overhauls and improvements.

•                  2005 guidance: Low-to-mid single digit revenue growth and low single digit Segment EBITDA growth versus 2004
ex-About.com.

•                  Strategies are working. Numerous initiatives to drive mid- and long-term consolidated growth:

Enthusiast Media (55% of 2004 Revenue)	Consumer Guides (23%)
• Improving publication quality	• Apartment Guide pickup
• Improving and leveraging online	• New Home Guide expansion
• Extending brands to new products	• Auto Guide launches
• Attracting non-endemic advertisers

Business Information (18%)	Education (5%)
• Increasing depth of offerings	• Invigorate Channel One
• Building marketing partnerships	• Leverage infrastructure for growth
• Delivering leads to manufacturers	• Continue Films and IMN strategy
• Expanding subscription data products